UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-06024

Exact name of registrant as specified in charter:	Aberdeen Indonesia Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103

Registrant’s telephone number, including area code:	866-839-5205

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2012

Item 1. Reports to Stockholders.

Aberdeen Indonesia Fund, Inc.

Semi-Annual Report
June 30, 2012

2012

Aberdeen

Our fund managers' most useful tool No. 5: A shared cup of tea.

Before ever investing in Asia we prefer to interview face-to-face.

Aberdeen Closed-End Funds.

In Asian markets, you have to do your own due diligence and discovery. Not just take someone else's word for it. That's why it's important to have people locally, on the ground, researching markets and companies first hand.

We believe Asia represents one of the world's strongest and growing economic regions and the prospects for income and appreciation have never looked better.

At Aberdeen, we only do our own research and our fund managers are based in the regions where we invest.

But it takes more than an understanding of the big picture to appreciate the diverse range of investment opportunities in Asia, as we've discovered over many cups of tea.

Aberdeen's Asia-Pacific and global closed-end funds listed in the U.S. are:

- Aberdeen Asia-Pacific Income Fund, Inc. (FAX)
- Aberdeen Australia Equity Fund, Inc. (IAF)
- Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc. (ETF)
- Aberdeen Global Income Fund, Inc. (FCO)
- Aberdeen Indonesia Fund, Inc. (IF)
- The Asia Tigers Fund, Inc. (GRR)
- The India Fund, Inc. (IFN)
- The Singapore Fund, Inc. (SGF)

For more information, contact our Investor Relations Team at 866-839-5205 or e-mail InvestorRelations@aberdeen-asset.com.

www.aberdeen-asset.us/cef

Aberdeen

Closed-end funds have a one-time initial public offering and then are subsequently traded on the secondary market through one of the stock exchanges. The investment return and principal value will fluctuate so that an investor’s shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the net asset value (NAV) of the fund’s portfolio. Past performance does not guarantee future results. Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks may be enhanced in emerging market countries. Concentrating investments in a single country, region or industry may subject a fund to greater price volatility and risk of loss than more diverse funds. Investors should consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A copy of the prospectus for Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Global Income Fund, Inc. that contains this and other information about the fund may be obtained by calling 866-839-5205. Please read the prospectus carefully before investing. Investing in funds involves risk, including possible loss of principal. Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, PA 19103. NOT FDIC INSURED | NO BANK GUARANTEE | MAY LOSE VALUE

Letter to Shareholders (unaudited)

August 13, 2012

Dear Shareholder,

We present this Semi-Annual Report which covers the activities of Aberdeen Indonesia Fund, Inc. (the “Fund”) for the six-month period ended June 30, 2012. The Fund’s primary investment objective is capital appreciation with income as a secondary objective, which the Fund seeks to achieve by investing primarily in Indonesian equity and debt securities.

Net Asset Value Performance

For the six-month period ended June 30, 2012, the total return to shareholders of the Fund based on the net asset value (“NAV”) of the Fund was 9.2% versus a return of (3.2)% for the Fund’s benchmark, the MSCI Indonesia Index.

Share Price Performance

For the six-month period ended June 30, 2012, based on market price, the Fund’s total return was 8.9%, assuming reinvestment of dividends and distributions. The Fund’s share price increased 8.8% over the six months, from $11.78 on December 31, 2011 to $12.82 on June 30, 2012. The Fund’s share price on June 30, 2012 represented a discount of 8.9% to the NAV per share of $14.07 on that date, compared with a discount of 8.5% to the NAV per share of $12.88 on December 31, 2011.

Portfolio Holdings Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. In addition, the Fund makes the information on Form N-Q available to shareholders on the Fund’s website at www.aberdeenif.com or upon request and without charge by calling Investor Relations toll-free at 1-866-839-5205.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-866-839-5205; and (ii) on the SEC’s website at http://www.sec.gov.

Investor Relations Information

As part of our ongoing commitment to provide information to our shareholders, I invite you to visit the Fund on the web at www.aberdeenif.com. From this page, you can view monthly fact sheets, portfolio manager commentary, distribution and performance information, updated daily fact sheets courtesy of Morningstar®, conduct portfolio charting and access other timely data.

Please take a look at Aberdeen’s Closed-End Fund Talk Channel, where you can watch fund manager web casts and view our latest short films. For replays of recent broadcasts or to register for upcoming events, please visit Aberdeen’s Closed-End Fund Talk Channel at www.aberdeen-asset.us/aam.nsf/usClosed/aberdeentv.

Please ensure that you are enrolled in our email services, which feature timely news from our portfolio managers around the world. Enroll today at www.aberdeen-asset.us/aam.nsf/usclosed/email and be among the first to receive the latest closed-end fund news, announcements of upcoming fund manager web casts, films and other information. Please note that Aberdeen does not share our shareholder information with any other organizations.

Please contact us if you have any questions by:

•	Calling toll free at 1-866-839-5205 in the United States;
•	Emailing InvestorRelations@aberdeen-asset.com;
•	Visiting Aberdeen Closed-End Fund Center at http://www.aberdeen-asset.us/aam.nsf/usClosed/home
•	Visiting the Fund at www.aberdeenif.com.

Yours sincerely,

Christian Pittard

President

Aberdeen Indonesia Fund, Inc.	1

Report of the Investment Advisor (unaudited)

August 13, 2012

Market Review

The Fund’s NAV rose by 9.2% in U.S. Dollar terms over the six months ended June 30, 2012, outperforming the benchmark MSCI Indonesia Index, which declined by 3.2% for the period. Both asset allocation and stock selection were positive. Although the Indonesian domestic stock market hit another record high during the latter half of the review period, external worries caused the benchmark to slide sharply. Initial euphoria that had buoyed stock prices on the back of the European Central Bank’s liquidity injections and the Federal Reserve’s pledge to keep interest rates low until 2014 gave way to speculation about Greece’s potential exit from the Eurozone, as well as anaemic economic data from Europe, the U.S., China and India. In particular, Eurozone fears had triggered a squeeze in U.S. Dollar liquidity that forced the Indonesian Rupiah to depreciate sharply. Although there was some relief towards the period-end from the pro-bailout New Democracy party’s victory at the Greek election and Germany’s bowing to pressure to allow the use of stopgap measures to contain Europe’s debt crisis, these failed to make up for the losses.

In Indonesia, Bank Indonesia kept policy rates steady amid stabilizing inflation, which stood at 4.5% in May. Pressure remained on the Rupiah as the nation’s current account deficit worsened. The economy slowed, posting 6.3% Gross Domestic Product (“GDP”) growth in the first quarter, down marginally from the annual rate of 6.5% in the fourth quarter of last year. Banking sector uncertainty improved somewhat after the central bank clarified that any change in ownership cap for local banks would not be retrospective. Meanwhile, corporate governance ratings will be an important input in determining single-shareholder ownership limits for banks. This dilutes the impact of the upcoming regulatory changes for lenders. Elsewhere, an attempt to cut fuel subsidies was met with widespread opposition and in the end, a watered-down version of the proposal was passed. We believe that the burden from fuel subsidies will continue to be a fiscal hindrance on the country’s finances.

Outlook

Looking ahead, we believe the stock market is likely to remain cautious, as the underlying problems behind the European debt crisis remain unresolved and the sustainability of the U.S. economic recovery is less than certain. At the time of writing, the European Central Bank and its UK counterpart lowered interest rates, alongside China, which trimmed its rates for the second time in a month. While the moves were supposedly independent, the coincidence triggered worries that the global economic outlook may be far gloomier than anticipated. In Indonesia, the slowdown in growth appears worrying, but economic activity is likely to remain resilient and GDP is expected to continue to grow at around 6%, with, in our view, inflation well under control and domestic demand healthy.

Aberdeen Asset Management Asia Limited

Dividend Reinvestment and Direct Stock Purchase Plan

Computershare Trust Company, N.A., the Fund’s transfer agent, sponsors and administers a Dividend Reinvestment and Direct Stock Purchase Plan (the “Plan”), which is available to shareholders.

The Plan allows registered shareholders and first time investors to buy and sell shares and automatically reinvest dividends and capital gains through our transfer agent. This is a cost-effective way to invest in the Fund.

Please note that for both purchases and reinvestment purposes, shares will be purchased in the open market at the current share price and cannot be issued directly by the Fund.

For more information about the Plan and a brochure that includes the terms and conditions of the Plan, please call Computershare at 1-800-647-0584 or visit www.computershare.com/buyaberdeen.

2	Aberdeen Indonesia Fund, Inc.

Portfolio Summary (unaudited)

June 30, 2012

Sector Allocation

Top 10 Holdings, by Issuer (unaudited)

June 30, 2012

	Holding	Sector	Percent of Net Assets
1.	PT Bank OCBC NISP Tbk	Commercial Banks	8.4%
2.	PT Unilever Indonesia Tbk	Household Products	8.3%
3.	PT Bank Permata Tbk	Commercial Banks	8.1%
4.	Jardine Cycle & Carriage Limited	Distributors	7.6%
5.	PT Holcim Indonesia Tbk	Construction Materials	7.2%
6.	PT Astra International Tbk	Automobiles	6.5%
7.	PT Indo Tambangraya Megah	Oil, Gas & Consumable Fuels	4.5%
8.	PT Ace Hardware Indonesia Tbk	Specialty Retail	4.4%
9.	PT Multi Bintang Indonesia Tbk	Beverages	4.4%
10.	PT Vale Indonesia Tbk	Metals & Mining	4.3%

Average Annual Returns (unaudited)

June 30, 2012

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	3.04%	31.01%	12.09%	22.39%
Market Value	2.47%	30.08%	10.55%	23.73%
MSCI Indonesia Index	(8.79)%	26.33%	13.56%	26.12%

Aberdeen Asset Management Asia Limited may waive fees and/or reimburse expenses, but has made no determination to do so. Returns represent past performance. Total investment return at net asset value is based on changes in the net asset value of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund’s dividend reinvestment program. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the stock exchange during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund’s dividend reinvestment program. Because the Fund’s shares trade in the NYSE MKT based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available by calling 866-839-5205.

The annualized gross and net expense ratios are 1.44%.

Aberdeen Indonesia Fund, Inc.	3

Portfolio of Investments (unaudited)

June 30, 2012

No. of Shares	Description	Value

EQUITY SECURITIES—99.1%
INDONESIA—85.5%
AUTOMOBILES—6.5%
10,244,610	PT Astra International Tbk(a)	$ 7,552,313
BEVERAGES—4.4%
72,000	PT Multi Bintang Indonesia Tbk(b)	5,097,684
COMMERCIAL BANKS—17.9%
2,193,000	PT Bank Central Asia Tbk(a)	1,715,248
83,667,617	PT Bank OCBC NISP Tbk(c)	9,798,709
61,208,614	PT Bank Permata Tbk(a)(c)	9,450,899
		20,964,856
CONSTRUCTION MATERIALS—7.2%
32,469,000	PT Holcim Indonesia Tbk(a)	8,442,646
DIVERSIFIED TELECOMMUNICATION SERVICES—6.3%
4,489,560	PT Telekomunikasi Indonesia Tbk(a)	3,922,458
5,132,000	PT XL Axiata Tbk(a)	3,385,523
		7,307,981
FOOD PRODUCTS—4.2%
655,240	MP Evans Group PLC(d)	4,905,256
GAS UTILITIES—2.9%
8,790,500	PT Perusahaan Gas Negara Persero Tbk(a)	3,327,943
HOUSEHOLD PRODUCTS—8.3%
3,953,000	PT Unilever Indonesia Tbk(a)	9,694,850
MARINE—0.9%
22,209,000	PT Wintermar Offshore Marine Tbk(a)(c)	1,050,436
METALS & MINING—4.3%
17,390,500	PT Vale Indonesia Tbk(a)	5,004,257
MULTILINE RETAIL—3.6%
41,318,000	PT Ramayana Lestari Sentosa Tbk(a)	4,172,077
OIL, GAS & CONSUMABLE FUELS—4.5%
1,349,500	PT Indo Tambangraya Megah(a)	5,225,973
PERSONAL PRODUCTS—3.4%
4,186,000	PT Mandom Indonesia Tbk(b)	3,966,505
PHARMACEUTICALS—0.5%
42,000	PT Merck Tbk(b)	640,564
SPECIALTY RETAIL—4.4%
9,471,500	PT Ace Hardware Indonesia Tbk(a)	5,131,941
TEXTILES, APPAREL & LUXURY GOODS—2.1%
428,000	PT Sepatu Bata Tbk(b)	2,406,005
TRADING COMPANIES & DISTRIBUTORS—1.7%
5,310,000	PT AKR Corporindo Tbk(a)	1,984,848

See Notes to Financial Statements.

4	Aberdeen Indonesia Fund, Inc.

Portfolio of Investments (unaudited) (concluded)

June 30, 2012

No. of Shares	Description	Value

EQUITY SECURITIES (continued)
INDONESIA (continued)
WIRELESS TELECOMMUNICATION SERVICES—2.4%
5,917,500	PT Indosat Tbk(a)	$ 2,752,220
	Total Indonesia (cost $55,649,528)	99,628,355
SINGAPORE—13.6%
COMMERCIAL BANKS—6.0%
505,660	Oversea-Chinese Banking Corp. Limited(a)	3,536,023
234,013	United Overseas Bank Limited(a)	3,474,984
		7,011,007
DISTRIBUTORS—7.6%
239,000	Jardine Cycle & Carriage Limited(a)(e)	8,808,613
	Total Singapore (cost $8,840,965)	15,819,620
	Total Equity Securities (cost $64,490,493)	115,447,975
Principal Amount (000’s)

SHORT-TERM INVESTMENT—0.9%
UNITED KINGDOM—0.9%
$1,000	JPMorgan Chase & Co. London, overnight deposit, 0.03%, 07/02/12 (cost $1,000,000)	1,000,000
	Total Investments—100.0% (cost $65,490,493)	116,447,975
	Liabilities in Excess of Cash and Other Assets—0.0%	(25,749)
	Net Assets—100.0%	$116,422,226

(a)         Security was fair valued as of June 30, 2012. Security is valued at fair value as determined in good faith by, or under the direction of, the Board of Directors (the “Board”) under procedures established by the Board.

(b)         Illiquid Security.

(c)         Non-income producing security.

(d)         UK listed security, but majority of the securities business is conducted in Indonesia.

(e)         Singapore listed security, but majority of the securities business is conducted in Indonesia.

See Notes to Financial Statements.

Aberdeen Indonesia Fund, Inc.	5

Statement of Assets and Liabilities (unaudited)

As of June 30, 2012

Assets
Investments, at value (Cost $65,490,493)	$116,447,975
Cash (including $98,446 of foreign currencies with a cost of $98,446)	99,084
Dividends receivable	305,143
Prepaid expenses	34
Total assets	116,852,236
Liabilities
Investment advisory fees payable (Note 3)	281,763
Directors’ fees payable	43,661
Investor Relations fees payable (Note 3)	14,292
Administration fees payable (Note 3)	5,001
Accrued expenses and other liabilities	85,293
Total liabilities	430,010

Net Assets	$116,422,226
Net Assets consist of
Capital stock, $0.001 par value (Note 5)	$8,272
Paid-in capital	48,216,860
Undistributed net investment income	1,156,681
Accumulated net realized gain on investments and foreign currency related transactions	16,085,129
Net unrealized appreciation on investments and foreign currency translation	50,955,284
Net Assets applicable to shares outstanding	$116,422,226
Net asset value per share, based on 8,271,922 shares issued and outstanding	$14.07

See Notes to Financial Statements.

6	Aberdeen Indonesia Fund, Inc.

Statement of Operations (unaudited)

For the Six Months Ended June 30, 2012

Investment Income
Income:
Dividends and other income	$ 2,230,443
Less: Foreign taxes withheld	(274,271)
Total investment income	1,956,172
Expenses:
Investment advisory fees (Note 3)	553,937
Directors’ fees and expenses	57,293
Custodian’s fees and expenses	56,931
Investor relations fees and expenses (Note 3)	29,364
Reports to shareholders and proxy solicitation	28,906
Legal fees and expenses	27,500
Independent auditor’s fees and expenses	16,450
Administration fees (Note 3)	15,001
Transfer agent’s fees and expenses	11,776
Insurance expense	11,575
Miscellaneous	14,086
Total expenses	822,819

Net investment income	1,133,353
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency Related Transactions
Net realized gain/(loss) on:
Investment transactions	14,745,411
Foreign currency transactions	(150,325)
Net change in unrealized depreciation of investments and foreign currency translation	(5,821,881)
Net realized and unrealized gain on investments and foreign currency transactions	8,773,205
Net Increase in Net Assets Resulting from Operations	$ 9,906,558

See Notes to Financial Statements.

Aberdeen Indonesia Fund, Inc.	7

Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2012 (unaudited)	For the Year Ended December 31, 2011
Increase/(Decrease) in Net Assets
Operations:
Net investment income	$ 1,133,353	$ 1,303,019
Net realized gain on investments and foreign currency related transactions	14,595,086	8,077,738
Net change in unrealized depreciation on investments and foreign currency translations	(5,821,881)	(12,330,249)
Net increase/(decrease) in net assets resulting from operations	9,906,558	(2,949,492)
Dividends and distributions to shareholders from:
Net investment income	–	(1,391,585)
Net realized gain on investments	–	(8,178,698)
Total dividends and distributions to shareholders	–	(9,570,283)
Total increase/(decrease) in net assets	9,906,558	(12,519,775)
Net Assets
Beginning of period	106,515,668	119,035,443
End of period*	$116,422,226	$106,515,668

*                   Includes undistributed net investment income of $1,156,681 and $23,328, respectively.

See Notes to Financial Statements.

8	Aberdeen Indonesia Fund, Inc.

Financial Highlights

	For the Six Months Ended June 30, 2012		For the Fiscal Years Ended December 31,
	(unaudited)		2011	2010	2009	2008	2007
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$12.88		$14.39	$10.17	$5.68	$12.89	$9.66
Net investment income(a)	0.14		0.16	0.07	0.06	0.09	0.03
Net realized and unrealized gain/(loss) on investments and foreign currency related transactions	1.05		(0.51)	5.19	5.63 (b)	(7.23)	3.22
Net increase/(decrease) in net assets resulting from operations	1.19		(0.35)	5.26	5.69	(7.14)	3.25
Dividends and distributions to shareholders:
Net investment income	—		(0.17)	(0.07)	(0.03)	(0.07)	(0.02)
Net realized gain	—		(0.99)	(0.97)	(1.17)	—	—
Total dividends and distributions to shareholders	—		(1.16)	(1.04)	(1.20)	(0.07)	(0.02)
Net asset value, end of period	$14.07		$12.88	$14.39	$10.17	$5.68	$12.89
Market value, end of period	$12.82		$11.78	$13.31	$9.50	$5.10	$12.01
Total Investment Return Based on:(c)
Market value	8.85%		(3.05% )	51.35%	107.82%	(56.94% )	2.89%
Net asset value	9.24%		(1.95% )	52.85%	99.76%	(55.32% )	33.74%
Ratio/Supplementary Data
Net assets, end of period (000 omitted)	$116,422		$106,516	$119,035	$84,135	$47,002	$106,577
Average net assets (000 omitted)	$114,771		$116,435	$105,572	$67,781	$81,652	$89,945
Ratio of expenses to average net assets	1.44%	(d)	1.43%	1.52%	1.57%	1.62%	1.55%
Ratio of net investment income to average net assets	1.99%	(d)	1.12%	0.54%	0.67%	0.95%	0.29%
Portfolio turnover rate	11.11%		5.15%	10.20%	88.34%	33.05%	20.25%

(a)	Based on average shares outstanding.
(b)	The investment adviser fully reimbursed the Fund for a loss on a transaction not meeting the Fund’s investment guidelines, which otherwise would have reduced the amount by $0.02.
(c)

Total investment return is calculated assuming a purchase of common stock on the first day and a sale on the last day of each reporting period. Dividends and distributions, if any, are assumed, for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(d)	Annualized.

See Notes to Financial Statements.

Aberdeen Indonesia Fund, Inc.	9

Notes to Financial Statements (unaudited)

June 30, 2012

1. Organization

Aberdeen Indonesia Fund, Inc. (the “Fund”), formerly The Indonesia Fund, Inc., was incorporated in Maryland on January 8, 1990 and commenced investment operations on March 9, 1990. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. The Fund trades on the NYSE MKT under the ticker symbol “IF”.

The Fund seeks long-term capital appreciation as a primary objective and income as a secondary objective by investing primarily in Indonesian equity and debt securities.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The financial statements of the Fund are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The U.S. Dollar is used as both the functional and reporting currency.

(a) Security Valuation:

The Fund is required to value its securities at fair value, which is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Securities are valued at the “Valuation Time.” The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). Equity securities are typically valued at the last quoted sale price. If there is no sale price available, the last quoted mean price provided by an independent pricing service approved by the Board is used. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are typically obtained from the primary market or exchange on which each security trades. Investment companies are valued at net asset value as reported by such company. Securities using this pricing methodology are categorized as Level I investments for purposes of ASU 820. The Fund does not adjust the quoted price for Level 1 investments.

Securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

The Fund’s equity securities that are traded on a foreign exchange or market which closes prior to the Fund’s Valuation Time are fair valued by an independent pricing service. The fair value of each such security generally is calculated by applying a valuation factor provided by the independent pricing service to the last sales price for that security. The Fund receives a factor for each security from a third party pricing provider. If the pricing service is unable to provide a valuation factor for a security, the security will continue to be valued at the last sale price at the close of the exchange on which it is principally traded, subject to adjustment by the Fund’s Pricing Committee, if deemed necessary. When the fair value prices are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. These factors are based on inputs such as, depositary receipts, S&P 500 Index/S&P 500 Futures, Nikkei 225 Futures, sector indices/ETFs, exchange rates, and historical opening and closing prices of each security. Securities using this valuation factor are categorized as Level 2 investments.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Board. In addition, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

For the six months ended June 30, 2012, there have been no changes to the valuation procedures approved by the Board.

The Fund utilizes a three-tier fair value hierarchy to establish a classification of fair value measurements for disclosure purposes. The Level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable.

10	Aberdeen Indonesia Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

June 30, 2012

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1 – quoted prices in active markets for identical investments.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments, information provided by the underlying investee companies such as publicly traded prices, financial statements, capital statements).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2012 in valuing the Fund’s investments carried at value. Refer to the Schedule of Investments for a detailed breakout of the security types:

Investments, at value	Level 1	Level 2	Level 3	Balance as of 06/30/2012
Automobiles	$–	$7,552,313	$–	$7,552,313
Beverages	5,097,684	–	–	5,097,684
Commercial Banks	9,798,709	18,177,154	–	27,975,863
Construction Materials	–	8,442,646	–	8,442,646
Distributors	–	8,808,613	–	8,808,613
Diversified Telecommunication Services	–	7,307,981	–	7,307,981
Food Products	4,905,256	–	–	4,905,256
Gas Utilities	–	3,327,943	–	3,327,943
Household Products	–	9,694,850	–	9,694,850
Marine	–	1,050,436	–	1,050,436
Metals & Mining	–	5,004,257	–	5,004,257
Multiline Retail	–	4,172,077	–	4,172,077
Oil, Gas & Consumable Fuels	–	5,225,973	–	5,225,973
Personal Products	3,966,505	–	–	3,966,505
Pharmaceuticals	640,564	–	–	640,564
Specialty Retail	–	5,131,941	–	5,131,941
Textiles, Apparel & Luxury Goods	2,406,005	–	–	2,406,005
Trading Companies & Distributors	–	1,984,848	–	1,984,848
Wireless Telecommunication Services	–	2,752,220	–	2,752,220
Short-Term Investments	–	1,000,000	–	1,000,000
Total	$26,814,723	$89,633,252	$–	$116,447,975

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each period. As described above, certain foreign securities are fair valued utilizing an independent pricing service to reflect any significant market movements between the time the Fund values such foreign securities and the earlier closing of foreign markets. For some securities, the pricing service is unable to provide a valuation factor. The utilization of these procedures results in transfers between Level 1 and Level 2. During the six months ended June 30, 2012, securities issued by MP Evans Group PLC and PT Bank OCBC NISP Tbk in the amounts of $4,905,256 and $9,798,709, respectively, transferred from Level 2 to Level 1 because there was not a fair value factor available. For the six months ended June 30, 2012, there have been no significant changes to the fair valuation methodologies.

Aberdeen Indonesia Fund, Inc.	11

Notes to Financial Statements (unaudited) (continued)

June 30, 2012

(b) Short-Term Investment:

The Fund sweeps available cash into a short-term time deposit available through Brown Brothers Harriman & Co. (“BBH & Co.”), the Fund’s custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

(c) Foreign Currency Transactions:

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)  market value of investment securities, other assets and liabilities at the rate of exchange at the Valuation Time; and

(ii)  purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. When the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

(d) Security Transactions and Investment Income:

Securities transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is recorded on an accrual basis. Expenses are recorded on an accrual basis.

(e) Distributions:

On an annual basis, the Fund intends to distribute its net realized capital gains, if any, by way of a final distribution to be declared during the calendar quarter ending December 31. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies.

(f) Federal Income Taxes:

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal tax returns for each of the four fiscal years up to the period ended October 31, 2011, are subject to such review.

3. Agreements

(a) Investment Adviser:

Aberdeen Asset Management Asia Limited (“AAMAL”) serves as the Fund’s investment adviser with respect to all investments. AAMAL is a direct wholly-owned subsidiary of Aberdeen Asset Management PLC. AAMAL receives as compensation for its advisory services from the

12	Aberdeen Indonesia Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

June 30, 2012

Fund, an annual fee, calculated weekly and paid quarterly, equal to 1.00% of the first $50 million of the Fund’s average weekly net assets, 0.95% of the next $50 million and 0.90% of amounts above $100 million. For the six months ended June 30, 2012, AAMAL earned $553,937 for advisory services to the Fund.

(b) Fund Administration:

BBH & Co. is the U.S. Administrator for the Fund and certain other funds advised by AAMAL and its affiliates (collectively the “Funds”). The Funds pay BBH & Co. a monthly administration and fund accounting service fee at an annual rate of 0.02% of the Funds’ aggregate assets up to $250 million, 0.015% for the next $250 million and 0.01% in excess of $500 million.

Each Fund pays its pro rata portion of the fee based on its level of assets with a monthly minimum fee per Fund of $2,500. For the six months ended June 30, 2012, BBH & Co. earned $15,001 from the Fund for administrative and fund accounting services.

(c) Investor Relations:

Under the terms of an Investor Relations Services Agreement, Aberdeen Asset Management Inc. (“AAMI”), an affiliate of AAMAL, provides investor relations services to the Fund and certain other Funds.

Pursuant to the terms of the Investor Relations Services Agreement, AAMI provides, among other things, objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine and articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains of effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

For the six months ended June 30, 2012, the Fund incurred investor relations fees of approximately $28,792 for investor relations services. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

(d) Directors’ Purchase Plan:

Fifty percent (50%) of the annual retainer of the Independent Directors is invested in Fund shares and, at the option of each Independent

Director, 100% of the annual retainer can be invested in shares of the Fund. During the six months ended June 30, 2012, no shares were purchased pursuant to the Directors compensation plan. As of June 30, 2012, the Directors as a group owned less than 1% of the Fund’s outstanding shares.

4. Investment Transactions

For the six months ended June 30, 2012, Fund purchases and sales of securities, other than short-term investments, were $12,625,583 and $20,912,401, respectively.

5. Capital

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001 par value. As of June 30, 2012, the Fund had 8,271,922 shares outstanding.

6. Credit Facility

The Fund is a party to a joint credit facility along with certain other Funds. The current facility matures on November 9, 2012. The Funds agreed to a $10 million committed revolving joint credit facility with BBH & Co. for temporary or emergency purposes. Under the terms of the joint credit facility, the Funds pay an aggregate commitment fee on the average unused amount of the credit facility. In addition, the Funds pay interest on borrowings at the Overnight LIBOR rate plus a spread. For the six months ended June 30, 2012, the Fund had no borrowings under the joint credit facility.

7. Share Repurchase Program

Effective December 6, 2011, the Board authorized management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares whenever the Fund’s shares are trading at a discount to net asset value of 12% or more. Open market purchases may also be made within the discretion of management if the discount is less than 12%. The Board has instructed management to report repurchase activity to it regularly, and to post the number of shares repurchases on the Fund’s website on a monthly basis. For the six months ended June 30, 2012, the Fund did not repurchase any shares through this program.

8. Portfolio Investment Risks

(a) Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. Such risks include, among others, currency risks, information risk and political risk. Currency risk results from securities denominated in currencies other than U.S. Dollars that are subject to changes in value due to

Aberdeen Indonesia Fund, Inc.	13

Notes to Financial Statements (unaudited) (concluded)

June 30, 2012

fluctuations in exchange rates. Information risk arises with respect to foreign securities when key information about foreign issuers may be inaccurate or unavailable. Political risk includes future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries. Other risks of investing in foreign securities include liquidity and valuation risks. Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests.

These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Amounts repatriated prior to the end of specified periods may be subject to taxes as imposed by a foreign country.

(b) Risks Associated with Indonesian Markets:

The limited liquidity of the Indonesian and other foreign securities markets may also affect the Fund’s ability to acquire or dispose of securities at a price and time that it wishes to do so. Accordingly, in periods of rising market prices, the Fund may be unable to participate in such price increases fully to the extent that it is unable to acquire desired portfolio positions quickly; conversely the Fund’s inability to dispose fully and promptly of positions in declining markets will cause its net asset value to decline as the value of unsold positions is marked to lower prices.

The Indonesian securities market is an emerging market characterized by a small number of company listings, high price volatility and a relatively illiquid secondary trading environment. These factors, coupled with restrictions on investment by foreigners and other factors, limit the supply of securities available for investment by the Fund. This will affect the rate at which the Fund is able to invest in Indonesian and other foreign securities, the purchase and sale prices for such securities and the timing of purchases and sales.

(c) Risks Associated with European Markets:

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Whether or not the Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments.

9. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

10. Tax Information

At June 30, 2012, the identified cost for federal income tax purposes, the gross unrealized appreciation from investments for those securities having an excess of value over cost, the gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $65,490,493, $54,260,658, $(3,303,176) and $50,957,482, respectively.

11. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of June 30, 2012.

14	Aberdeen Indonesia Fund, Inc.

Results of Annual General Meeting of Shareholders (unaudited)

The Annual Meeting of Shareholders of the Fund was held on March 22, 2012 at 1735 Market Street, Philadelphia, Pennsylvania. The description of the proposals and number of shares voted at the meeting are as follows:

(1) To re-elect certain directors to the Board of Directors of the Fund:

	Votes For	Votes Withheld
Enrique R. Arzac	4,598,898	1,714,013
Steven N. Rappaport	6,057,004	255,907

Directors whose term of office continued beyond this meeting are as follows: James J. Cattano and Lawrence J. Fox.

Aberdeen Indonesia Fund, Inc.	15

[THIS PAGE INTENTIONALLY LEFT BLANK]

Corporate Information

Directors	Administrator & Custodian
Enrique R. Arzac, Chairman	Brown Brothers Harriman & Co.
James J. Cattano	40 Water Street
Lawrence J. Fox	Boston, MA 02109
Steven N. Rappaport
Shareholder Servicing Agent
Officers	Computershare Trust Company, N.A.
Christian Pittard, President	250 Royall Street
Jeffrey Cotton, Vice President and Chief Compliance Officer	Canton, MA 02021
Andrea Melia, Treasurer and Chief Financial Officer
Megan Kennedy, Vice President and Secretary	Independent Registered Public Accounting Firm
Alan Goodson, Vice President	PricewaterhouseCoopers LLP
Joanne Irvine, Vice President	300 Madison Avenue
Devan Kaloo, Vice President	New York, NY 10017
Jennifer Nichols, Vice President
Nick Robinson, Vice President	Legal Counsel
Lucia Sitar, Vice President	Willkie Farr & Gallagher LLP
Hugh Young, Vice President	787 Seventh Avenue
Sharon Ferrari, Assistant Treasurer	New York, NY 10019
Heather Hasson, Assistant Secretary
Independent Director Legal Counsel
Investment Adviser	Goodwin Procter LLP
Aberdeen Asset Management Asia Limited	901 New York Avenue
21 Church Street	Washington, DC 20001
#01-01 Capital Square Two
Singapore 049480	Investor Relations
Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103
1-866-839-5205
InvestorRelations@aberdeen-asset.com

Aberdeen Asset Management Asia Limited

The accompanying Financial Statements as of June 30, 2012, were not audited and accordingly, no opinion is expressed thereon.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Indonesia Fund, Inc. are traded on the NYSE MKT Exchange under the symbol “IF”. Information about the Fund’s net asset value and market price is available at www.aberdeenif.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Indonesia Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

Item 2. Code of Ethics.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 6. Schedule of Investments.

(a) Included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) This item is inapplicable to semi-annual report on Form N-CSR.

(b) During the period ended June 30, 2012, there were no changes in any of the Portfolio Managers identified in the Registrant’s Annual Report on Form N-CSR filed on March 8, 2012.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs[1]
January 1, 2012 through January 31, 2012	0	0	0	827,192
February 1, 2012 through	0	0	0	827,192

February 28, 2012
March 1, 2012 through March 31, 2012	0	0	0	827,192
April 1, 2012 through April 30, 2012	0	0	0	827,192
May 1, 2012 through May 31, 2012	0	0	0	827,192
June 1, 2012 through June 30, 2012	0	0	0	827,192
Total	0	0	0	827,192

1  The plan was authorized on December 6, 2011.    The program authorizes management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares. Such purchases may be made when the Fund’s shares are trading at a discount to net asset value of 12% or more. The plan does not have an expiration date.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended June 30, 2012, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There have been no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	The certifications of the registrant as required by Rule 30a-2(a) under the 1940 Act are exhibits to this report.

(a)(3)	Not applicable.

(b)	The certifications of the registrant as required by Rule 30a-2(b) under the 1940 Act are an exhibit to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By: /s/ Christian Pittard

Christian Pittard, President of Aberdeen Indonesia Fund, Inc.

Date: August 31, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Aberdeen Indonesia Fund, Inc.

By: /s/ Christian Pittard

Christian Pittard, President of Aberdeen Indonesia Fund, Inc.

Date: August 31, 2012

By: /s/ Andrea Melia

Andrea Melia, Treasurer and Chief Financial Officer of Aberdeen Indonesia Fund, Inc.

Date: August 31, 2012

EXHIBIT LIST

12(a)(2) – Rule 30a-2(a) Certifications

12(b) – Rule 30a-2(b) Certifications